UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2018

CATCHMARK TIMBER TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36239	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 2325

Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (855) 858-9794

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report of CatchMark Timber Trust, Inc. (the “Company”) on Form 8-K, originally filed with the Securities and Exchange Commission (the “Commission”) on July 12, 2018 (the “Original Filing”). The Company is filing this Amendment for the sole purpose of refiling Exhibits 10.1 and 10.2 (the “Exhibits”) to the Original Filing in response to comments received from the staff of the Commission to the Company’s request for confidential treatment with respect to certain portions of the Exhibits. The Exhibits filed with this Amendment supersede the Exhibits as previously filed as Exhibits 10.1 and 10.2 to the Original Filing.

This Amendment does not make any other changes to the Original Filing and does not reflect events occurring after the Original Filing or modify or update any of the information contained therein in any way other than as expressly described in this Amendment.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits

The following exhibits are filed with this report:

Exhibit	Description

8.1	Opinion of Alston & Bird LLP, dated as of July 6, 2018, as to certain tax matters (incorporated by reference to Exhibit 8.1 to the Current Report on Form 8-K filed July 12, 2018).

10.1	Limited Partnership Agreement of TexMark Timber Treasury, L.P., dated as of July 6, 2018, by and among Triple T GP, LLC, a Delaware limited liability company, as general partner, Creek Pine Holdings, LLC, a Delaware limited liability company, as limited partner, each of IMC RRIF C US Inc., a Canadian corporation, IMC RRIF M US Inc., a Canadian corporation, IMC RRIF PS US Inc., a Canadian corporation, IMC RRIF T US Inc., a Canadian corporation, IMC RRIF WS US Inc., a Canadian corporation, IMC RRIF H US Inc., a Canadian corporation, and bcIMC (WCBAF REKYN) Investment Corporation, a Canadian corporation, as limited partner, Caddo TIG Newco L.P., a Delaware limited partnership, as limited partner, Caddo Investors Holdings 1 LLC, a Delaware limited liability company, as limited partner, Highland Floating Rate Opportunities Fund, NexPoint Strategic Opportunities Fund, and NexPoint Real Estate Strategies Fund, as limited partner and JAWS Capital, LP, a Delaware limited partnership, as limited partner.*

10.2	Asset Management Agreement, dated July 6, 2018, between Creek Pine REIT, LLC, Crown Pine Realty 1, Inc. and CatchMark TRS Creek Management, LLC.*

*	Confidential treatment requested as to portions of the exhibit. Confidential materials omitted and filed separately with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATCHMARK TIMBER TRUST, INC.

By:	/s/ Brian M. Davis
Brian M. Davis
Senior Vice President and Chief Financial Officer

Dated: September 12, 2018